SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2005
                              REVISED JULY 28, 2005


                              AVE MARIA GROWTH FUND
                               AVE MARIA BOND FUND


     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2005, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Funds toll-free at 888-726-9331. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................  4

INVESTMENT LIMITATIONS .................................................... 15

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD ........................ 17

THE INVESTMENT ADVISER .................................................... 21

THE SUB-ADVISER ........................................................... 24

SHAREHOLDER SERVICING PLAN ................................................ 25

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS ............................ 26

PORTFOLIO TURNOVER ........................................................ 28

CALCULATION OF SHARE PRICE ................................................ 29

SPECIAL SHAREHOLDER SERVICES .............................................. 29

TAXES ..................................................................... 31

REDEMPTION IN KIND ........................................................ 34

HISTORICAL PERFORMANCE INFORMATION ........................................ 34

PRINCIPAL SECURITY HOLDERS ................................................ 37

CUSTODIAN ................................................................. 37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. 37

LEGAL COUNSEL ............................................................. 38

TRANSFER AGENT ............................................................ 38

THE DISTRIBUTOR ........................................................... 38

FINANCIAL STATEMENTS ...................................................... 39

APPENDIX A (Ratings Descriptions) ......................................... 40

APPENDIX B (Proxy Voting Policies and Procedures) ......................... 44

THE TRUST
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     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers five series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Growth Fund and the Ave Maria Bond (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Schwartz Value Fund may be found in separate Statements of Additional Information. Each Fund has its own investment objective, strategies and policies.

     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     The Ave Maria Bond offers both Class R shares and Class I shares. Each Class of shares represents an interest in the same assets of the Ave Maria Bond Fund, has the same rights and is identical in all material respects except that
(1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     The Prospectus  describes the Funds'  principal  investment  strategies and
risks.   This  section   expands  upon  that   discussion   and  also  discusses
non-principal investment strategies and risks.

                             Temporary Investments

     For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and high-quality money market obligations. Money market securities include short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

     The Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each Fund may also invest in United States Treasury Bills and Notes, and certificates of deposit of domestic branches of U.S. banks.

     The Funds may invest in repurchase agreements issued by banks and certain non-bank broker-dealers. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. When entering into repurchase agreements, a Fund must hold an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement can be considered as a loan collateralized by the security purchased. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In that event, a Fund may experience delays, increased costs and a possible loss. Repurchase agreements will be acquired in accordance with procedures established by the Funds' Board of Trustees which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

                          Lending Portfolio Securities

     Each of the Funds may lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

     Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

     The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

     In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custodian fees for services in connection with lending of securities.

                             When-Issued Securities

     The Ave Maria Bond Fund may purchase securities on a forward commitment or when-issued basis, which means that the price of the securities is fixed at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. Interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if the Adviser deems it advisable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date.

     When the Fund purchases securities on a when-issued basis, it will maintain with the Fund's custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when- issued transactions. When-issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase.

                               Foreign Securities

     Each of the Funds may invest up to 5% of its total assets in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. Each of the Funds, however, will not invest more than 10% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S.

dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which their respective portfolio managers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                   Mortgage-Backed and Asset-Backed Securities

     The Ave Maria Bond Fund may invest in Mortgage-Backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities;
(ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities as well as other asset-backed securities are described below.

     GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The Guaranteed Government Agency Mortgage-Backed Securities in which the Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMO's and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Ave Maria Bond Fund will not invest in such high-risk derivative mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Ave Maria Bond Fund may enter into mortgage "dollar rolls" in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Ave Maria Bond Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

     ASSET-BACKED SECURITIES. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

     MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

     Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                               Illiquid Securities

     Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 5% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees, with the assistance of the Adviser and/or Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

                           U.S. Government Securities

     Each of the Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                             Zero Coupon Securities

     The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than to other types of debt securities having similar maturities and credit qualities.

                               Hedging Instruments

     The Ave Maria Bond Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When the Fund buys a Debt Future, it agrees to take delivery of a specific type of debt security at a specific future date for a fixed price; when it sells a Debt Future, it agrees to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The Fund may purchase puts but only if (i) the investments to which the puts relate are Debt Futures; and (ii) the puts are traded on a domestic commodities exchange. Such puts need not be protective (i.e., the Fund need not own the related Debt Futures). The Ave Maria Bond Fund may write covered puts on Debt Futures. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. The Fund may purchase calls and write calls but only if (i) the investments to which the calls relate are Debt Futures; and (ii) the calls are traded on a domestic commodities exchange. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, which regulates trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of a party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

     WRITING CALL AND PUT OPTIONS. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Ave Maria Bond Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     COMBINED OPTION POSITIONS. The Ave Maria Bond Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain U.S. Government securities, cash or liquid securities in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transactions costs to which the Ave Maria Bond Fund would not be subject absent the use of these strategies. If the Fund's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of Debt Futures and options on Debt Futures include (i) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation between the price of options and Debt Futures and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

                          Investment Company Securities

     Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

     EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Bond Fund may (i) enter into interest rate swap transactions; (ii) purchase or sell futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (iv) write or invest in put or call options; and (v) enter into foreign currency exchange contracts.

     3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

     4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

     5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Neither Fund will make loans, except through (i) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (ii) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

     7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

     9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

     10.  Neither  Fund  will  purchase  or  sell   commodities  or  commodities
contracts, except that the Bond Fund may enter into futures contracts and options on futures contracts.

     Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

     1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

     2. Neither Fund will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

     3. Neither Fund's investments in illiquid securities will exceed 5% of the value of its net assets.

     4. Neither Fund will make investments for the purpose of exercising control or management of any company.

     5. Neither Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (fundamental investment limitation 3, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 63)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz &         5
3707 W. Maple Road                                                         Co.,     Inc.    (a     registered
Bloomfield Hills, MI  48301                                                broker-dealer)     and    Schwartz
                                                                           Investment Counsel, Inc.

*George P. Schwartz, CFA (age 60)     Since Aug. 1992   President/Trustee  President  and  Chief   Investment         5
3707 W. Maple Road                                                         Officer  of  Schwartz   Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 58)        Since Jan. 1993        Trustee       Chairman   of   Payroll   1,  Inc.         5
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

John E. Barnds (age 73)               Since Jan. 2005        Trustee       Retired  First Vice  President  of         5
640 Lakeside                                                               National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 77)               Since Jan. 2004        Trustee       Retired President of Cadillac              5
3707 W. Maple Road                                                         Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)

EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 54)  Since Jan. 1993    Vice President    Executive Vice President and
3707 W. Maple Road                                        and Secretary    Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                 Counsel, Inc.

Timothy S. Schwartz (age 33)          Since April 2000      Treasurer      Vice President and Treasurer  of
3707 W. Maple Road                                                         Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

Cynthia M. Dickinson (age 45)         Since Sept. 2004  Chief Compliance   President of CMD Consulting, LLC
34600 W. Eight Mile Road                                     Officer
Farmington Hills, MI 48335

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry.

o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2004.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                                   Dollar Range of           Aggregate Dollar
                                  Fund Shares Owned       Range of Shares of All
Name of Trustee                      by Trustee          All Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz                     None                     None
George P. Schwartz, CFA            Over $100,000            Over $100,000
Donald J. Dawson, Jr                    None               $50,001-$100,000
John E. Barnds                          None                     None
Peter F. Barry                          None                Over $100,000

     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that each Fund's investments are consistent with the core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or Sub-Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

     The following is a list of the members of the Catholic Advisory Board:

                                                Length of                         Principal Occupation(s) During
     Name, Address and Age                    Time Served                                 Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
Bowie K. Kuhn, Chairman (age 78)            Since April 2001       President  of  The  Kent  Group  (business,  sports  and
136 Teal Pointe Lane                                               financial consultant);  trustee of the National Baseball
Ponte Vedra Beach, FL 32082                                        Hall of Fame and Museum

Thomas S. Monaghan (age 68)                 Since April 2001       Chairman  of the  Ave  Maria  Foundation  (a  non-profit
One Ave Maria Drive                                                foundation  supporting  Roman  Catholic  organizations);
Ann Arbor, MI 48105                                                Chairman of Domino's Farms Corp.

Michael J. Novak (age 71)                   Since April 2001       Theologian,    author,   columnist   and   former   U.S.
1150 17th Street, NW                                               ambassador;  Director  of Social and  Political  Studies
Washington, DC 20015                                               of the American Enterprise Institute

Paul R. Roney (age 47)                      Since April 2001       Executive   Director   of  the  Ave  Maria   Foundation;
One Ave Maria Drive                                                President of Domino's Farms Corp.
Ann Arbor, MI 48105

Phyllis Schlafy (age 80)                    Since April 2001       Author,  columnist and radio  commentator;  President of
7800 Bonhomme Avenue                                               Eagle Forum (an organization  promoting conservative and
St. Louis, MO 63105                                                pro-family values)

     The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, Sub-Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2005, each Trustee who is not affiliated with the Adviser, Sub-Adviser or the Distributor receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board (except $2,000 for the committee Chairman), plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $3,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees. Each member of the Catholic Advisory Board receives a fee of $1,500 for each Advisory Board meeting attended (except $2,000 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2004 to Trustees and members of the Catholic Advisory Board (CAB):

                                                                                          Total
                              Aggregate          Pension or       Estimated Annual      Compensation
                            Compensation         Retirement        Benefits Upon       From the Funds
Name and Position           From the Funds     Benefits Accrued      Retirement       and Fund Complex
-------------------------------------------------------------------------------------------------------
Gregory J. Schwartz             None                None                None                None
 CHAIRMAN/TRUSTEE
George P. Schwartz              None                None                None                None
 PRESIDENT/TRUSTEE
Donald J. Dawson             $ 6,000                None                None             $12,000
 TRUSTEE
Peter F. Barry                 6,000                None                None              12,000
  TRUSTEE
Fred A. Erb                    5,000                None                None              10,000
 TRUSTEE EMERITUS
Sidney F. McKenna              5,500                None                None              11,000
 TRUSTEE EMERITUS
John J. McHale                 2,500                None                None               5,000
 TRUSTEE EMERITUS
Bowie K. Kuhn                  5,167                None                None              10,000
 CAB MEMBER
Thomas S. Monaghan               667                None                None               1,000
 CAB MEMBER
Michael J. Novak                 667                None                None               1,000
 CAB MEMBER
Paul R. Roney                    667                None                None               1,000
 CAB MEMBER
Phyllis Schlafly                 667                None                None               1,000
 CAB MEMBER
Thomas J. Sullivan*              667                None                None               1,000
 CAB MEMBER

     * Former CAB Member

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Growth Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.3% of its average daily net assets. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Growth Fund accrued advisory fees of $312,122 and $64,637, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived $93,231 of its advisory fees with respect to the fiscal year ended December 31, 2004 and waived all of its advisory fees and reimbursed the Fund for $8,266 of other operating expenses with respect to the fiscal period ended December 31, 2003. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Bond Fund accrued advisory fees of $104,658 and $61,977, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived all of its advisory fees with respect to each such fiscal period and reimbursed the Fund for $49,616 and $28,850, respectively, of other operating expenses.

     Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed, until at least May 31, 2007, to reduce advisory fees or to reimburse operating expenses to the extent necessary so that ordinary operating expenses of the Ave Maria Growth Fund (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 1.5% annually of the Fund's average net assets, and so that ordinary operating expenses of the Ave Maria Bond Fund (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 0.70% and 0.30% annually of the Fund's average net assets allocable to Class R shares and Class I shares, respectively. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. As of December 31, 2004, the amount available for reimbursement to the Adviser from the Ave Maria Growth Fund as a result of fee reductions was $166,134; of this amount, $72,903 must be recaptured by the Adviser prior to December 31, 2006 and $93,231 must be recaptured by the Adviser prior to December 31, 2007, or the amounts are forfeited. As of December 31, 2004, the amount available for reimbursement to the Adviser from the Ave Maria Bond Fund as a result of fee reductions was $245,101; of this amount, $90,827 must be recaptured by the Adviser prior to December 31, 2006 and $154,274 must be recaptured by the Adviser prior to December 31, 2007, or the amounts are forfeited.

     By its terms, the Advisory Agreement of each Fund will remain in force until April 30, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term performance of the Funds was considered. Each Fund's current and longer-term performance was compared to its performance benchmark and to that of comparable funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreements, the Trustees compared the fees and overall expense levels of each Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Funds, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fee waivers by the Adviser in order to reduce each Fund's operating expenses. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of each Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each

Fund  and  its   shareholders  to  continue  the  Advisory   Agreement   without
modification to its terms, including the fees charged for services thereunder.

THE SUB-ADVISER
---------------

     The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.

     Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.4% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fee will be reduced by a portion (40%) of any fee waivers or expense reimbursements by the Adviser with respect to the Ave Maria Growth Fund. For the fiscal periods ended December 31, 2004 and 2003, the Adviser paid the Sub-Adviser $87,556 and $15,513, respectively, in sub-advisory fees.

     By its terms, the Sub-Advisory Agreement will remain in force until April 30, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Ave Maria Growth Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided to the Ave Maria Growth Fund by the Sub-Adviser, the resources dedicated by the Sub-Adviser to performing services for the Fund, the business reputation of the Sub-Adviser, the experience of the Sub-Adviser, the investment performance of the Fund and the reasonableness of the fees charged by the Sub-Adviser. These matters were considered by the Independent Trustees meeting with experienced counsel. The Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Ave Maria Growth Fund and its shareholders to continue the Sub-Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

SHAREHOLDER SERVICING PLAN
--------------------------

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") to permit the Funds to pay compensation to broker-dealers and other financial intermediaries whose clients invest in the Funds. The Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the average daily net assets of the Ave Maria Growth Fund and the Ave Maria Bond Fund allocable to Class R shares and .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. During the fiscal period ended December 31, 2004, the total fees paid by the Ave Maria Growth Fund and the Ave Maria Bond Fund pursuant to the Plan were $78,031 and $8,533, respectively. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personal and account maintenance services to Fund shareholders.

     The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"). The Plan may be terminated at any time by a Fund without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund. In the event the Plan is terminated in accordance with its terms, the Funds will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made under the Plan will not benefit all shareholders equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Funds' assets for service fees under the Plan should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their affiliation with the Distributor, Gregory J. Schwartz and George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

     Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Growth Fund paid brokerage commissions of $23,687 and $14,753, respectively. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Bond Fund paid brokerage commissions of $5,031 and $4,485, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2004, the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $8,839,634 and $10,230, respectively. During such fiscal year, the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $2,425,601 and $3,590, respectively.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the

Adviser, the Sub-Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

     CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

     o Each of the Funds posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at WWW.SCHWARTZINVEST.COM. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

     o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust as being in the best interests of shareholders. The rating and ranking organizations that have been approved as of the date of this Statement of Additional Information are: Morningstar, Inc., Bloomberg L.P., Standard & Poor's and Thomson Research.

     o These policies relating to disclosure of the Funds' holdings of portfolio securities does not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser/Sub-Adviser believes that portfolio changes are appropriate. For the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Growth Fund's portfolio turnover rate was 3% and 0%, respectively, and the Ave Maria Bond Fund's portfolio turnover rate was 47% and 50%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods will result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed  within 7 days of the  redemption  date. If the  designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.

     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirement for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

     You may request an exchange in writing or by phone (call 888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The Funds will assess a contingent deferred sales load, if applicable, on exchanges between the Funds if they occur within one year of the original purchase date. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

     The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days' notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.
Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

     Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

     Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV
Where:

P  = a hypothetical initial payment of $1,000
T  = average annual total return
n  = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Funds may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

     The table below shows each Fund's average annual total returns for periods ended December 31, 2004:

                                                                   Since
                                                One Year         Inception
                                                --------         ---------
Ave Maria Growth Fund
    Return Before Taxes                          20.47%            27.46%
    Return After Taxes on Distributions          20.47%            27.46%
    Return After Taxes on Distributions
      and Sale of Fund Shares                    13.31%            23.60%

Ave Maria Bond Fund (Class R)
    Return Before Taxes                           4.06%             4.45%
    Return After Taxes on Distributions           2.98%             3.52%
    Return After Taxes on Distributions
      and Sale of Fund Shares                     2.66%             3.26%

Ave Maria Bond Fund (Class I)
    Return Before Taxes                           5.53%             4.86%
    Return After Taxes on Distributions           4.32%             3.80%
    Return After Taxes on Distributions
      and Sale of Fund Shares                     3.62%             3.54%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable contingent deferred sales load which, if included, would reduce total return. During the period since inception (May 1, 2003) to December 31, 2004, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 49.90%, and the cumulative returns of the Ave Maria Bond Fund as calculated in this manner were 7.53% for Class R shares and 8.23% for Class I shares. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

     From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2 [(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares  outstanding  during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class R and Class I shares of the Ave Maria Bond Fund for the 30-day period ended December 31, 2004 were 2.73% and 3.11%, respectively.

     The performance quotations described above are based on historical earnings are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Dingle & Co., c/o Comerica Bank, for the benefit of the Thomas S. Monaghan Trust, c/o Comerica Bank, 411 West Lafayette, Detroit, Michigan, owned of record 35.8% of the outstanding shares of the Ave Maria Growth Fund and 82.4% of the outstanding shares of the Ave Maria Bond Fund. As a result, Thomas S. Monaghan may be deemed to control the Funds. Generally, an individual or entity holding with power to vote more than 50% of a Fund's shares would be able to determine the outcome of any issue submitted to shareholders for a vote.

     As of January 31, 2005, Charles Schwab & Co, Inc., 101 Montgomery Street, San Francisco, California, owned of record 5.5% of the outstanding shares of the Ave Maria Growth Fund.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.

CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, US Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust. TRANSFER AGENT

     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Ave Maria Growth Fund and the Ave Maria Bond Fund pay Ultimus a fee at the annual rate of 0.15% and 0.10%, respectively, of average daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     During the fiscal periods ended December 31, 2004 and 2003, Ultimus received fees from the Ave Maria Growth Fund of $52,862 and $32,000, respectively. During the fiscal periods ended December 31, 2004 and 2003, Ultimus received fees from the Ave Maria Bond Fund of $48,000 and $32,000, respectively.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to December 31, 2004, Schwartz Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal periods ended December 31, 2004 and 2003, Schwartz Fund Distributors, Inc. collected $3,000 and $20, respectively, in contingent deferred sales loads on redemptions of shares of the Ave Maria Growth Fund and $857 and $63, respectively, in contingent deferred sales loads on redemptions of Class R shares of the Ave Maria Bond Fund.

FINANCIAL STATEMENTS
-------------------=

     The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2004.

APPENDIX A (RATINGS DESCRIPTIONS)

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's board of trustees has delegated to Schwartz Investment Counsel, Inc. the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors
----------------------------------
We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of independent auditors
--------------------------------
We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans
-------------------------------
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees. We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------
We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy voting process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2005
                              REVISED JULY 28, 2005


                         AVE MARIA CATHOLIC VALUES FUND
                         AVE MARIA RISING DIVIDEND FUND


     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2005, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Funds toll-free at 888-726-9331. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................  3

CORPORATE BONDS AND PREFERRED STOCKS ......................................  8

INVESTMENT LIMITATIONS .................................................... 11

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD ........................ 12

THE INVESTMENT ADVISER .................................................... 16

SHAREHOLDER SERVICING PLAN ................................................ 18

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS ............................ 19

PORTFOLIO TURNOVER ........................................................ 22

CALCULATION OF SHARE PRICE ................................................ 22

SPECIAL SHAREHOLDER SERVICES .............................................. 23

TAXES ..................................................................... 24

REDEMPTION IN KIND ........................................................ 27

HISTORICAL PERFORMANCE INFORMATION ........................................ 27

PRINCIPAL SECURITY HOLDERS ................................................ 29

CUSTODIAN ................................................................. 30

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. 30

LEGAL COUNSEL ............................................................. 30

TRANSFER AGENT ............................................................ 30

THE DISTRIBUTOR ........................................................... 30

FINANCIAL STATEMENTS ...................................................... 31

APPENDIX A (Ratings Descriptions) ......................................... 32

APPENDIX B (Proxy Voting Policies and Procedures) ......................... 36

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers five series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund (Class R and Class I shares) and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Schwartz Value Fund may be found in separate Statements of Additional Information. Each Fund has its own investment objective, strategies and policies.

     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 by Standard &

Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Each Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Funds' investment policies and quality standards, each Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

     BORROWING AND PLEDGING. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Funds' policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.

     INVESTMENT COMPANY SECURITIES. Each Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Funds do not intend to use short-term trading as a primary means of achieving its investment objective. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Funds invested in debt securities primarily for capital appreciation. Each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Funds invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. Each Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. A Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's and Standard & Poor's.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Funds' ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     Under these fundamental limitations, each Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitation relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 63)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz &         5
3707 W. Maple Road                                                         Co.,     Inc.    (a     registered
Bloomfield Hills, MI  48301                                                broker-dealer)     and    Schwartz
                                                                           Investment Counsel, Inc.

*George P. Schwartz, CFA (age 60)     Since Aug. 1992   President/Trustee  President  and  Chief   Investment         5
3707 W. Maple Road                                                         Officer  of  Schwartz   Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 58)        Since Jan. 1993        Trustee       Chairman   of   Payroll   1,  Inc.         5
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

John E. Barnds (age 73)               Since Jan. 2005        Trustee       Retired First Vice President of            5
640 Lakeside                                                               National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 77)               Since Jan. 2004        Trustee       Retired President of Cadillac              5
3707 W. Maple Road                                                         Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)

EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 54)  Since Jan. 1993    Vice President    Executive Vice President and
3707 W. Maple Road                                        and Secretary    Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                 Counsel, Inc.

Timothy S. Schwartz (age 33)          Since April 2000      Treasurer      Vice President and Treasurer of
3707 W. Maple Road                                                         Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

Cynthia M. Dickinson (age 45)         Since Sept. 2004  Chief Compliance   President of CMD Consulting, LLC
34600 W. Eight Mile Road                                     Officer
Farmington Hills, MI  48335

     * Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2004.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Ave Maria Catholic Values Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                              Dollar Range of          Aggregate Dollar
                             Fund Shares Owned    Range of Shares of All Funds
Name of Trustee                 by Trustee            Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz                None                     None
George P. Schwartz, CFA       Over $100,000            Over $100,000
Donald J. Dawson, Jr               None               $50,001--$100,000
John E. Barnds                     None                     None
Peter F. Barry                     None                Over $100,000

     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that each Fund's investments are consistent with the core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic
Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The  Funds  only  invest  in  equity  securities  if they  meet the  Funds'
religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

         The following is a list of the members of the Catholic Advisory Board:

                                           Length of                        Principal Occupation(s) During
      Name, Address and Age              Time Served                                 Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
Bowie K. Kuhn, Chairman (age 78)      Since April 2001       President  of  The  Kent  Group  (business,  sports  and
136 Teal Pointe Lane                                         financial consultant);  trustee of the National Baseball
Ponte Vedra Beach, FL 32082                                  Hall of Fame and Museum

Thomas S. Monaghan (age 68)           Since April 2001       Chairman  of the  Ave  Maria  Foundation  (a  non-profit
One Ave Maria Drive                                          foundation  supporting  Roman  Catholic  organizations);
Ann Arbor, MI 48105                                          Chairman of Domino's Farms Corp.

Michael J. Novak (age 71)             Since April 2001       Theologian,    author,   columnist   and   former   U.S.
1150 17th Street, NW                                         ambassador;  Director of Social and Political Studies of
Washington, DC 20015                                         the American Enterprise Institute

Paul R. Roney (age 47)                Since April 2001       Executive   Director   of  the  Ave  Maria   Foundation;
One Ave Maria Drive                                          President of Domino's Farms Corp.
Ann Arbor, MI 48105

Phyllis Schlafy (age 80)              Since April 2001       Author,  columnist and radio  commentator;  President of
7800 Bonhomme Avenue                                         Eagle Forum (an organization  promoting conservative and
St. Louis, MO 63105                                          pro-family values)

     The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2005, each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board (except $2,000 for the committee Chairman), plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $3,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees. Each member of the Catholic Advisory Board receives a fee of $1,500 for each Advisory Board meeting attended (except $2,000 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2004 to Trustees and members of the Catholic Advisory Board (CAB):


                                                                                          Total
                             Aggregate            Pension or      Estimated Annual     Compensation
                           Compensation           Retirement        Benefits Upon     From the Funds
Name and Position          From the Funds      Benefits Accrued      Retirement      and Fund Complex
-----------------------------------------------------------------------------------------------------------------
Gregory J. Schwartz             None                None                None                None
  CHAIRMAN/TRUSTEE
George P. Schwartz              None                None                None                None
  PRESIDENT/TRUSTEE
Donald J. Dawson             $ 3,000                None                None             $12,000
  TRUSTEE
Peter F. Barry                 3,000                None                None              12,000
  TRUSTEE
Fred A. Erb                    2,500                None                None              10,000
  TRUSTEE EMERITUS
Sidney F. McKenna              2,750                None                None              11,000
  TRUSTEE EMERITUS
John J. McHale                 1,250                None                None               5,000
  TRUSTEE EMERITUS
Bowie K. Kuhn                  2,583                None                None              10,000
  CAB MEMBER
Thomas S. Monaghan               333                None                None               1,000
  CAB MEMBER
Michael J. Novak                 333                None                None               1,000
  CAB MEMBER
Paul R. Roney                    333                None                None               1,000
  CAB MEMBER
Phyllis Schlafly                 333                None                None               1,000
  CAB MEMBER
Thomas J. Sullivan*              333                None                None               1,000
  CAB MEMBER

     * Former CAB Member

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages each Fund's investments. The Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets. During the fiscal periods ended December 31, 2004, 2003 and 2002, the Ave Maria Catholic Values Fund accrued advisory fees of $1,911,323, $1,071,620 and $525,983, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived advisory fees during such periods of $36,934, $66,849 and $99,770, respectfully.

     Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed, until at least May 1, 2006, to reduce advisory fees or reimburse operating expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary expenses) of the Ave Maria Catholic Values Fund do not exceed an amount equal to 1.5% annually of the Fund's average net assets. The Adviser has contractually agreed, until at least May 1, 2008, to reduce advisory fees or reimburse operating expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary expenses) of the Ave Maria Rising Dividend Fund do not exceed an amount equal to 1.25% annually of the Fund's average net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. As of December 31, 2004, the amount available for reimbursement to the Adviser from the Ave Maria Catholic Values Fund as a result of fee reductions was $203,553; of this amount, $99,770 must be recaptured by the Adviser prior to December 31, 2005, $66,849 must be recaptured by the Adviser prior to December 31, 2006, and $36,934 must be recaptured by the Adviser prior to December 31, 2007, or the amounts are forfeited.

     By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the Advisory Agreement for the Ave Maria Rising Dividend Fund and the most recent annual continuance of the Advisory Agreement for the Ave Maria Catholic Values Fund, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through periodic meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Ave Maria Catholic Values Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Ave Maria Catholic Values Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fee waivers by the Adviser in order to reduce the Funds' operating expenses. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interest of each Fund and its shareholders.

SHAREHOLDER SERVICING PLAN  (AVE MARIA CATHOLIC VALUES FUND ONLY)
--------------------------

     The Ave Maria Catholic Values Fund has adopted a Shareholder Servicing Plan (the "Plan") to permit the Fund to pay compensation to broker-dealers and other financial intermediaries whose clients invest in the Fund. The Fund may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets. During the fiscal year ended December 31, 2004, the total fees paid by the Ave Maria Catholic Values Fund pursuant to the Plan were $477,831. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personal and account maintenance services to Fund shareholders.

     The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Ave Maria Catholic Values Fund. In the event the Plan is terminated in accordance with its terms, the Ave Maria Catholic Values Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made under the Plan will not benefit all shareholders equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Ave Maria Catholic Values Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for service fees under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their affiliation with the Adviser, Gregory J. Schwartz and George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2004, 2003 and 2002, the Ave Maria Catholic Values Fund paid brokerage commissions of $279,555, $280,645 and $239,221, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2004, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $108,891,474 and $182,742, respectively.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the

Funds or other persons.

     o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

     o Each of the Funds posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at WWW.SCHWARTZINVEST.COM. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

     o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust as being in the best interests of shareholders. The rating and ranking organizations that have been approved as of the date of this Statement of Additional Information are: Morningstar, Inc., Bloomberg L.P., Standard & Poor's and Thomson Research.

     o These policies relating to disclosure of the Funds' holdings of portfolio securities does not prohibit: (i) disclosure of information to the Funds' investment adviser or to other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Funds' investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that a Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2004, 2003 and 2002, the Ave Maria Catholic Values Fund's annualized portfolio turnover rate was 34%, 58% and 86%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed  within 7 days of the  redemption  date. If the  designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.

The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load applicable to the Ave Maria Catholic Values Fund is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.

     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

     You may request an exchange in writing or by phone (call 888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The Funds will assess a contingent deferred sales load, if applicable, on exchanges between the Funds if they occur within one year of the original purchase date. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

     The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Funds' taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Funds' taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.
Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

     Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

     Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Funds may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

     The table below shows the Ave Maria Catholic Values Fund's average annual total returns for periods ended December 31, 2004:

                                                              Since Inception
                                                One Year       (May 1, 2001)
                                                --------       -------------
Return Before Taxes                              19.10%            12.61%
Return After Taxes on Distributions              18.28%            12.34%
Return After Taxes on Distributions
  and Sale of Fund Shares                        13.49%            10.92%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2004 is 54.59%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Ave Maria Catholic Values Fund's average annual compounded rate of return for the three year period ended December 31, 2004 is 13.66% A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Dingle & Co., c/o Comerica Bank, for the benefit of the Thomas S. Monaghan Trust, 411 West Lafayette, Detroit, Michigan, owned of record 46.4% of the outstanding shares of the Ave Maria Catholic Values Fund. As a result, Thomas S. Monaghan may be deemed to control the Fund. Generally, an individual or entity holding with power to vote more than 50% of a Fund's shares would be able to determine the outcome of any issue submitted to shareholders for a vote.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Ave Maria Catholic Values Fund.

CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, US Bank, N.A. acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     During the fiscal periods ended December 31, 2004, 2003 and 2002, Ultimus received fees from the Ave Maria Catholic Values Fund of $287,303, $160,424 and $79,910, respectively.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to December 31, 2004, Schwartz Fund Distributors, LLC, a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal years ended December 31, 2004, 2003 and 2002, Schwartz Fund Distributors, Inc. collected $6,365, $8,422 and $3,673, respectively, in contingent deferred sales loads on redemptions of shares of the Ave Maria Catholic Values Fund.

FINANCIAL STATEMENTS
--------------------

     The financial statements of the Ave Maria Catholic Values Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2004.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     MOODY'S INVESTORS SERVICE, INC.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     STANDARD & POOR'S RATINGS GROUP
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's board of trustees has delegated to Schwartz Investment Counsel, Inc. the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors
----------------------------------

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.


Approval of independent auditors
--------------------------------

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans
-------------------------------

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock  grants  instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.


Corporate structure and shareholder rights
------------------------------------------

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.


Proxy voting process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2005
                              REVISED JULY 28, 2005


                               SCHWARTZ VALUE FUND


     This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2005, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund toll-free at 888-726-0753. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................  3

CORPORATE BONDS AND PREFERRED STOCKS ......................................  9

INVESTMENT LIMITATIONS .................................................... 11

TRUSTEES AND OFFICERS ..................................................... 13

THE INVESTMENT ADVISER .................................................... 16

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS ............................ 18

PORTFOLIO TURNOVER ........................................................ 20

CALCULATION OF SHARE PRICE ................................................ 21

SPECIAL SHAREHOLDER SERVICES .............................................. 22

TAXES ..................................................................... 23

REDEMPTION IN KIND ........................................................ 26

HISTORICAL PERFORMANCE INFORMATION ........................................ 26

PRINCIPAL SECURITY HOLDERS ................................................ 29

CUSTODIAN ................................................................. 29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. 29

LEGAL COUNSEL ............................................................. 29

TRANSFER AGENT ............................................................ 29

THE DISTRIBUTOR ........................................................... 30

FINANCIAL STATEMENTS ...................................................... 30

APPENDIX A (Ratings Descriptions) ......................................... 31

APENDIX B (Proxy Voting Policies and Procedures) .......................... 35

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers five series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund. This Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund may be found in separate Statements of Additional Information. Each Fund has its own investment objective, strategies and policies.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard

& Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's and Standard & Poor's.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                NUMBER OF
                                                                            PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS IN
                                      LENGTH OF         POSITION(S) HELD           PAST 5 YEARS AND            FUND COMPLEX
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST             DIRECTORSHIPS OF PUBLIC         OVERSEEN BY
                                                                                      COMPANIES                  TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 63)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz         5
3707 W. Maple Road                                                         &  Co.,   Inc.   (a   registered
Bloomfield Hills, MI  48301                                                broker-dealer)    and   Schwartz
                                                                           Investment Counsel, Inc.

*George P. Schwartz, CFA (age 60)     Since Aug. 1992   President/Trustee  President  and Chief  Investment         5
3707 W. Maple Road                                                         Officer of  Schwartz  Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 58)        Since Jan. 1993        Trustee       Chairman   of  Payroll  1,  Inc.         5
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

John E. Barnds (age 73)               Since Jan. 2005        Trustee       Retired First Vice  President of         5
640 Lakeside                                                               National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 77)               Since Jan. 2004        Trustee       Retired President of Cadillac            5
3707 W. Maple Road                                                         Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)

EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 54)  Since Jan. 1993    Vice President    Executive Vice President  and
3707 W. Maple Road                                        and Secretary    Secretary of Schwartz
Bloomfield Hills, MI 48301                                                 Investment Counsel, Inc.

Timothy S. Schwartz (age 33)          Since April 2000      Treasurer      Vice  President and Treasurer of
3707 W. Maple Road                                                         Schwartz   Investment   Counsel,
Bloomfield Hills, MI  48301                                                Inc.

Cynthia M. Dickinson (age 45)         Since Sept. 2004  Chief Compliance   President of CMD Consulting, LLC
34600 W. Eight Mile Road                                     Officer
Farmington Hills, MI  48335

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2004.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                              Dollar Range of          Aggregate Dollar
                             Fund Shares Owned   Range of Shares of All Funds
Name of Trustee                 by Trustee           Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz                None                     None
George P. Schwartz, CFA       Over $100,000            Over $100,000
Donald J. Dawson, Jr         $50,001--$100,000        $50,001--$100,000
John E. Barnds                     None                     None
Peter F. Barry                Over $100,000            Over $100,000

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2005, each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board (except $2,000 for the committee Chairman), plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $3,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees. The following table provides compensation amounts paid during 2004 to each of the Trustees:

                                                                                           Total
                              Aggregate          Pension or       Estimated Annual     Compensation
                            Compensation         Retirement        Benefits Upon       From the Fund
Trustee                    From the Fund      Benefits Accrued       Retirement      and Fund Complex
-----------------------------------------------------------------------------------------------------
Gregory J. Schwartz             None                None                None                None
George P. Schwartz              None                None                None                None
Donald J. Dawson             $ 3,000                None                None             $12,000
Peter F. Barry                 3,000                None                None              12,000
Bowie K. Kuhn*                 2,250                None                None              10,000
Fred A. Erb**                  2,500                None                None              10,000
Sidney F. McKenna**            2,750                None                None              11,000
John J. McHale**               1,250                None                None               5,000

*FORMER TRUSTEE
**TRUSTEE EMERITUS

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Fund's investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. Effective February 1, 2005, the Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.25% of its average daily net assets up to $100 million and 1% of such assets in excess of $100 million. Prior to February 1, 2005, the Fund paid the Adviser a fee at an annual rate of 1.5% of its average daily net assets up to $75 million, 1.25% of such assets from $75 million to $100 million and 1% of such assets in excess of $100 million. During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid advisory fees of $1,044,950, $743,893 and
$712,586, respectively.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     By its terms, the Advisory Agreement will remain in force until January 28, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through periodic meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the

Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its shareholders to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid brokerage commissions of $184,298, $158,400 and $218,894, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2004, the amount of transactions and related commissions directed to brokers because of research services provided were $58,421,869 and $105,644, respectively.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
888-726-0753, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at WWW.SCHWARTZINVEST.COM. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

     o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust as being in the best interests of shareholders. The rating and ranking organizations that have been approved as of the date of this Statement of Additional Information are: Morningstar, Inc., Bloomberg L.P., Standard & Poor's and Thomson Research.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment adviser or to other Fund service providers, which are the Fund's administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Fund's investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not significantly exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund's portfolio turnover rate was 83%, 74% and 103%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly trade partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service
certain   information  on  Form

8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended December 31, 2004:

                                      One Year      Five Years     Ten Years
                                      --------      ----------     ---------
Return Before Taxes                    21.60%         15.25%         12.15%
Return After Taxes on Distributions    18.23%         13.50%         10.27%
Return After Taxes on Distributions
  and Sale of Fund Shares              16.92%         12.75%          9.87%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

     Year Ended
     ----------
     December 31, 1995                      16.89%
     December 31, 1996                      18.27%
     December 31, 1997                      28.04%
     December 31, 1998                     -10.38%
     December 31, 1999                      -2.45%
     December 31, 2000                       9.27%
     December 31, 2001                      28.09%
     December 31, 2002                     -14.91%
     December 31, 2003                      39.28%
     December 31, 2004                      22.60%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2004 was 13.26%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Precision Stamping Co. Inc. and its Profit Sharing Trust, 1244 Grand Oaks Drive, Howell, Michigan, owned of record 5.3% of the outstanding shares of the Fund and Dingle & Co., c/o Comerica Bank, P.O. Box 75000, Detroit, Michigan, owned of record 7.1% of the outstanding shares of the Fund.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially 1.5% of the outstanding shares of the Fund.

CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, US Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     During the fiscal years ended December 31, 2004, 2003 and 2002, Ultimus received fees from the Fund of $104,719, $74,225 and $71,359, respectively.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to December 31, 2004, Schwartz Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal years ended December 31, 2004, 2003 and 2002, Schwartz Fund Distributors, Inc. collected $3,941, $2,998 and $2,371, respectively, in contingent deferred sales loads on redemptions of Fund shares.

FINANCIAL STATEMENTS
--------------------

     The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2004.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's board of trustees has delegated to Schwartz Investment Counsel, Inc. the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors
----------------------------------
We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.


Approval of independent auditors
--------------------------------
We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans
-------------------------------
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock  grants  instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------
We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy voting process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.